SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) December 16, 2002

                              SPEAR & JACKSON, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



                 Nevada                   000-32013             91-2037081
      -------------------------------    ---------------      ----------------
     (State or other jurisdiction       (Commission File     (IRS Employer
     of incorporation or organization)     Number)           Identification No.)




     2200 Corporate Boulevard, Suite 314 Boca Raton, Florida    33431
     -----------------------------------------------------------------
          (Address of principal executive offices)           (Postal Code)

                                 (561) 999-9011
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Item 4.           Change in Registrant's Certifying Accountant

(A) Previous Independent Accountants

    (i) Effective December 16, 2002, Spear & Jackson, Inc. dismissed BDO Dunwoody LLP ("BDO") as the principal accountants to audit Spear & Jackson's financial statements.

   (ii) The reports of BDO on the financial statements of Megapro Tools, Inc. for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were unqualified or not modified as to uncertainty, audit scope or accounting principle.

  (iii) The decision to dismiss BDO was recommended by management and approved by Spear & Jackson's Board of Directors.

  (iv) In connection with its audits for the two most fiscal years and the subsequent interim period preceding dismissal on December 16, 2002, there have been no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused them to make reference thereto in their report on the financial statements for such years.

  (v) During the two most recent fiscal years and prior to the date hereof, Spear & Jackson has had no reportable events (as defined in Item 304(a(l)(iv)of Regulation S-B).

  Spear & Jackson requested BDO furnish a letter addressed to the Securities and Exchange Commision stating whether or not BDO agrees with the statement made above and, if not, stating the respects in which it does not agree. A copy of this letter, dated December 20, 2002 is filed as Exhibit 16.1 to this form 8-K.

(B) Engagement of New Independent Accountants

    (i) Effective December 19, 2002, Spear & Jackson engaged the accounting firm of Sherb & Co., LLP as Spear & Jackson's new independent accountants to audit the Registrants financial statements for the fiscal year ending September 30, 2002.

    (ii) Spear and Jackson has not consulted with Sherb & Co.,LLP during the last two years or subsequent interim period on either the application of accounting principles or type of opinion Sherb & Co., LLP might issue on Spear & Jackson's finanial statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (C)  Exhibits

    16.1 Letter of BDO Dunwoody LLP pursuant to item 304 of Regulation S-B.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this first amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Spear & Jackson, Inc.


Date: December 30, 2002                        By:/s/ Dennis Crowley
                                                  -------------------
                                                      Dennis Crowley
                                                      Chief Executive Officer